Exhibit 10.1

Execution Copy

AMENDMENT NO. 1 TO THE PURCHASE ORDER BETWEEN BUYER AND SELLER

This Amendment No. 1 (“Amendment”) is entered into as of January 17, 2007 (“Effective Date”), and is attached to and made a part of the Purchase Order No. 51525-Pipe-003-00 (the “Purchase Order”), dated as of July 31, 2006, by and between Cheniere Creole Trail Pipeline, L.P. (“Buyer”) and ILVA S.p.A. (“Seller”).

In consideration of the mutual promises set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

1.	The “face” of the Purchase Order is hereby deleted in its entirety and replaced with the “face” of the Purchase Order attached hereto and incorporated herein as Exhibit 1.

2.	The letter of credit originally provided by Buyer pursuant to Note 6 of the “face” of the Purchase Order and in the form of Attachment B to Buyer’s Standard Terms and Conditions shall be amended as necessary to comply with Note 6 of the “face” of the Purchase Order attached hereto and incorporated herein as Exhibit 1.

3.	In Section 37 of Buyer’s Standard Terms and Conditions replace “December 31, 2009” with “December 31, 2010”.

4.	Insert Attachment C to Buyer’s Standard Terms and Conditions which is attached hereto and incorporated herein as Exhibit 2.

5.	This Amendment modifies the Purchase Order as set forth herein. To the extent any provisions of this Amendment are inconsistent with, conflict with, or vary from the provisions of the Purchase Order, the provisions of this Amendment shall control. Capitalized terms used but not defined in this Amendment shall have the meaning set forth in the Purchase Order. Except as expressly modified by this Amendment, the Purchase Order shall remain in full force and effect.

6.	This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be signed and delivered by their duly authorized officers, and this Amendment shall be effective on the Effective Date.

BUYER:

Cheniere Creole Trail Pipeline, L.P.

By:	/s/ R. Keith Teague
Name:	R. Keith Teague
Title:	President

SELLER:

ILVA S.p.A.

By:	/s/April Schatte
Name:	April Schatte
Title:	Representative, ILVA America, Inc.

Execution Copy

Exhibit 1

[Please see attached.]

Exhibit 2

ATTACHMENT C

STANDBY LETTER OF CREDIT

WE HEREBY ISSUE THIS IRREVOCABLE STANDBY LETTER OF CREDIT (“LETTER OF CREDIT”) NO.

–ADVISING BANK:	BANCA INTESA—SARANNO BRANCH, ITALY

–APPLICANT :	CHENIERE CREOLE TRAIL PIPELINE, L.P.
717 TEXAS AVENUE, SUITE 3100
HOUSTON, TEXAS 77002
UNITED STATES
ATTN:
FACSIMILE:

–BENEFICIARY:	ILVA S.P.A.
VIALE CERTOSA, 249
20151 MILANO —ITALY
ATTN:
FACSIMILE:

FOR AN INITIAL AMOUNT OF                      U.S. DOLLARS (U.S.$                      ) (THE “STATED AMOUNT”). THIS LETTER OF CREDIT IS ISSUED ON BEHALF OF THE APPLICANT TO SUPPORT APPLICANT’S PAYMENT OBLIGATIONS FOR LOTS 4 AND 5 UNDER THAT CERTAIN PURCHASE ORDER, DATED AS OF AUGUST 3, 2006, AS AMENDED (THE “PURCHASE ORDER”).

EXPIRY DATE: THIS LETTER OF CREDIT SHALL EXPIRE AND BECOME AUTOMATICALLY NULL AND VOID ON THE EARLIER OF         [                    ] IN ITALY OR WHEN THE STATED AMOUNT HAS BEEN REDUCED TO ZERO U.S. DOLLARS (U.S.$0), WHETHER OR NOT THIS LETTER OF CREDIT IS RETURNED TO US.

FUNDS UNDER THIS LETTER OF CREDIT ARE AVAILABLE WITH BANCA INTESA—SARANNO BRANCH, ITALY BY PAYMENT AGAINST THE PRESENTATION OF: (A) YOUR DRAFT(S) DRAWN ON [                    ] (THE “ISSUING BANK”) AT SIGHT IN THE FORM OF ANNEX I ATTACHED HERETO APPROPRIATELY COMPLETED, (B) A DRAWING CERTIFICATE DULY SIGNED IN THE FORM OF ANNEX II ATTACHED HERETO APPROPRIATELY COMPLETED, (C) A COPY OF NOTICE TO APPLICANT DULY SIGNED IN THE FORM OF ANNEX III ATTACHED HERETO AND APPROPRIATELY COMPLETED, AND (D) PRESENTATION AT COUNTERS OF BANCA INTESA—SARANNO BRANCH, ITALY OF THE FOLLOWING DOCUMENTS:

1)	ONE COPY OF THE APPLICABLE INVOICE FOR THE GOODS FOR WHICH UNDISPUTED PAYMENT HAS NOT BEEN MADE, SUCH INVOICE BEING ATTACHED TO THE DRAWING CERTIFICATE, AND

2)	ONE COPY/PHOTOCOPY OF THE APPLICABLE BILL OF LADING ISSUED EVIDENCING SHIPMENT OF SUCH GOODS OR THE APPLICABLE TALLY LIST EVIDENCING COATING SERVICES PERFORMED FOR SUCH GOODS, SUCH COPY/PHOTOCOPY BEING ATTACHED TO THE DRAWING CERTIFICATE.

SPECIAL CONDITIONS:

– PARTIAL DRAWING: ALLOWED

– PRESENTATION OF A BILL OF LADING IS FOR THE EVIDENCE OF SHIPMENT PURPOSES ONLY AND SUCH DOCUMENTS WILL NOT BE EXAMINED IN ACCORDANCE WITH THE U.C.P.

– IT IS A CONDITION OF THIS LETTER OF CREDIT THAT ONCE THE CUMULATIVE INVOICES PAID BY THE APPLICANT TO BENEFICIARY UNDER THE PURCHASE ORDER FOR LOTS 4 AND 5 EXCEED THE STATED AMOUNT, THE STATED AMOUNT SHALL BE REDUCED BY THE EQUIVALENT AMOUNT OF ANY SUBSEQUENT PAYMENT BY APPLICANT UNDER THE PURCHASE ORDER FOR LOTS 4 AND 5 UPON THE ISSUING BANK’S RECEIPT FROM BENEFICIARY OF A COPY OF A NOTICE OF REDUCTION DULY SIGNED BY BENEFICIARY IN THE FORM OF ANNEX IV ATTACHED HERETO AND APPROPRIATELY COMPLETED.

– THE STATED AMOUNT SHALL BE AUTOMATICALLY AND PERMANENTLY REDUCED BY THE AMOUNT OF ANY DRAWING RECEIVED BY BENEFICIARY PURSUANT TO THIS LETTER OF CREDIT.

INSTRUCTIONS TO ADVISING BANK: YOU ARE AUTHORIZED TO CLAIM ON US VIA AUTHENTICATED SWIFT CERTIFYING TO US THAT THE DRAFT AND ACCOMPANYING DOCUMENTS ARE RECEIVED IN FULL COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT AND YOU ARE FORWARDING THE DRAFT AND CORRESPONDING DOCUMENTS TO US VIA COURIER SERVICE UNDER ONE COVER. WE UNDERTAKE TO HONOR YOUR DEMAND WITHIN THREE (3) BANKING DAYS AFTER RECEIPT OF YOUR CLAIM.

ALL BANKING CHARGES OUTSIDE THE COUNTRY OF ISSUANCE OF THIS LETTER OF CREDIT CHARGES ARE FOR THE ACCOUNT OF THE BENEFICIARY.

EXCEPT SO FAR AS OTHERWISE EXPRESSELY STATED, THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500 (“U.C.P.”), AND AS TO ANY MATTERS NOT SPECIFICALLY COVERED THEREBY, THIS LETTER OF CREDIT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OTHER THAN THE U.C.P. OR OTHER THAN BY AGREEMENT IN WRITING BETWEEN BENEFICIARY AND APPLICANT AND CONSENTED TO BY US.

[NAME OF ISSUING BANK]

BY:
NAME:
TITLE:

ANNEX I

STANDBY LETTER OF CREDIT NUMBER

DRAFT

DATE:

PAY AT SIGHT TO ORDER OF OURSELVES                                          AND             /100 U.S. DOLLARS (U.S.$                     ). THIS DRAFT IS PRESENTED UNDER STANDBY LETTER OF CREDIT NO.                      DATED                             , ISSUED FOR THE ACCOUNT OF CHENIERE CREOLE TRAIL PIPELINE, L.P.

TO:	[ISSUING BANK NAME]

[ISSUING BANK ADDRESS]

ILVA S.P.A.

BY:
NAME:
TITLE:

ANNEX II

STANDBY LETTER OF CREDIT NUMBER

DRAWING CERTIFICATE

DATE:

TO:	[ISSUING BANK NAME]
[ISSUING BANK ADDRESS]

RE:	STANDBY LETTER OF CREDIT NO.

GENTLEMEN:

REFERENCE IS MADE TO THAT CERTAIN STANDBY LETTER OF CREDIT NO.                      (THE “LETTER OF CREDIT”) ISSUED BY YOU IN FAVOR OF ILVA S.P.A. (“BENEFICIARY”).

IN ACCORDANCE WITH THAT CERTAIN PURCHASE ORDER, DATED AS OF AUGUST 3, 2006, AS AMENDED, BY AND BETWEEN BENEFICIARY AND CHENIERE CREOLE TRAIL PIPELINE, L.P. (“APPLICANT”) (THE “PURCHASE ORDER”), THE UNDERSIGNED, AN OFFICER OF BENEFICIARY, DOES HEREBY CERTIFY THAT:

1. APPLICANT HAS FAILED TO PAY AMOUNTS FOR GOODS AND SERVICES (A) OWED TO BENEFICIARY FOR LOTS 4 AND 5 WITHIN THE TIME ALLOWED UNDER THE PURCHASE ORDER, AND (B) FOR WHICH BENEFICIARY HAS SUBMITTED TO APPLICANT AN INVOICE (ATTACHED HERETO) IN ACCORDANCE WITH THE PURCHASE ORDER; AND

2. BENEFICIARY HAS SHIPPED SUCH GOODS, AS EVIDENCED BY THE ATTACHED BILL OF LADING OR BENEFICIARY HAS COATED THE GOODS, AS EVIDENCED BY THE ATTACHED TALLY LIST, WHICHEVER IS APPLICABLE; AND

3. BENEFICIARY HAS PROVIDED WRITTEN NOTICE TO APPLICANT IN THE FORM OF ANNEX III TO THE LETTER OF CREDIT, DATED AT LEAST THIRTY (30) DAYS AFTER THE DATE OF THE ATTACHED INVOICE AND AT LEAST FIVE (5) CALENDAR DAYS PRIOR TO THE DATE OF THIS DRAWING CERTIFICATE, STATING BENEFICIARY’S INTENT TO DRAW AGAINST THE LETTER OF CREDIT AND THE AMOUNT TO BE DRAWN. A COPY OF SUCH NOTICE IS ATTACHED HERETO; AND

4. APPLICANT HAS FAILED TO CURE SUCH FAILURE TO PAY PRIOR TO THE DATE OF THIS CERTIFICATE; AND

5. BENEFICIARY IS ENTITLED TO PAYMENT OF                      U.S. DOLLARS (U.S.$                     ), WHICH REPRESENTS NO MORE THAN THE AMOUNTS OWED FOR THOSE GOODS AND SERVICES FOR WHICH PAYMENT IS OWED UNDER THE PURCHASE ORDER FOR LOTS 4 AND 5 BUT WHICH HAVE NOT BEEN PAID.

YOU ARE REQUESTED TO REMIT PAYMENT OF THIS DRAWING IN IMMEDIATELY AVAILABLE FUNDS BY WIRE TRANSFER TO THE FOLLOWING ACCOUNT:

[ACCOUNT INFORMATION]

IN WITNESS WHEREOF, THE UNDERSIGNED HAS EXECUTED AND DELIVERED THIS CERTIFICATE AS OF THIS                      DAY OF                             , 20        .

ILVA S.P.A.

BY:
NAME:
TITLE:

ANNEX III

STANDBY LETTER OF CREDIT NUMBER

FORM OF NOTICE TO APPLICANT

DATE:

TO:	CHENIERE CREOLE TRAIL PIPELINE, L.P.
717 TEXAS AVENUE, SUITE 3100
HOUSTON, TEXAS 77002
UNITED STATES
ATTN: [ ]

RE: Standby Letter of Credit No.                             ; Purchase Order, dated as of August 3, 2006, as amended, by and between Beneficiary and Cheniere Creole Trail Pipeline, L.P. (“Buyer”) (“Purchase Order”)

To Whom It May Concern:

ILVA S.p.A. (“Seller”) hereby gives Buyer notice that Buyer has failed to pay amounts owed to Seller under the Purchase Order for Lots 4 and 5, generally specified as follows:

                                                                                                                                                       .

If Buyer does not cure such failure to pay within five (5) calendar days of Buyer’s receipt of this notice, Seller intends to draw down or collect against the Letter of Credit in the amount of [                             U.S. Dollars (U.S.$            ]).

ILVA S.P.A.

BY:
NAME:
TITLE:

ANNEX IV

STANDBY LETTER OF CREDIT NUMBER

NOTICE OF REDUCTION

DATE:

TO:	[ISSUING BANK NAME]
[ISSUING BANK ADDRESS]

RE: STANDBY LETTER OF CREDIT NO.

GENTLEMEN:

REFERENCE IS MADE TO THAT CERTAIN STANDBY LETTER OF CREDIT NO.                      (THE “LETTER OF CREDIT”) ISSUED BY YOU IN FAVOR OF ILVA S.P.A. (“BENEFICIARY”).

IN ACCORDANCE WITH THAT CERTAIN PURCHASE ORDER, DATED AS OF AUGUST 3, 2006, AS AMENDED, BY AND BETWEEN BENEFICIARY AND CHENIERE CREOLE TRAIL PIPELINE, L.P. (“APPLICANT”) (THE “PURCHASE ORDER”), THE UNDERSIGNED, AN OFFICER OF BENEFICIARY, DOES HEREBY PROVIDE NOTICE THAT:

1. THE CUMULATIVE INVOICES PAID BY THE APPLICANT TO BENEFICIARY UNDER THE PURCHASE ORDER FOR LOTS 4 AND 5 EXCEED THE STATED AMOUNT OF THE LETTER OF CREDIT, AND THEREFORE EACH SUBSEQUENT PAYMENT BY APPLICANT UNDER THE PURCHASE ORDER FOR LOTS 4 AND 5 REDUCES THE STATED AMOUNT BY THE EQUIVALENT AMOUNT OF THE SUBSEQUENT PAYMENT.

2. ATTACHED HERETO IS A COPY OF AN ELECTRONIC FUNDS TRANSFER TRANSMITTAL EVIDENCING THE AMOUNT OF THE RELEVANT SUBSEQUENT PAYMENT.

3. THEREFORE, YOU ARE REQUESTED TO IMMEDIATELY REDUCE THE STATED AMOUNT OF THE LETTER OF CREDIT BY [                      U.S. DOLLARS (U.S.$                     )] SO THAT THE STATED AMOUNT WILL THEREAFTER BE [                     U.S. DOLLARS (U.S.$                     )].

IN WITNESS WHEREOF, THE UNDERSIGNED HAS EXECUTED AND DELIVERED THIS NOTICE AS OF THIS              DAY OF                             , 20        .

ILVA S.P.A.

BY:
NAME:
TITLE:

	PURCHASE ORDER		THIS NUMBER MUST APPEAR ON INVOICES, SHIPPING PAPERS, BOXES, CRATES AND ALL CORRESPONDENCE.
PURCHASE ORDER NO. 51525-Pipe-003-00
	Cheniere Creole Trail Pipeline, L.P.		INTERNAL PO#: 99100776 OP
	717 Texas Avenue, Suite 3100		M.R. #:	Field MR#
	Houston, TX 77002		DATE ORDERED: 7/31/2006
			REVISION ORDER NO. 51525-Pipe-003-01	Date: 1/17/2007
PAGE 1 OF 13
R.K. Teague	713-265-0228	713-659-1361	DATE DELIVERY REQUIRED AT "SHIP TO"
BUYER	PHONE	FAX	6/30/2007

SELLER: ILVA S.p.A. Viale Certosa, 249 Milano 20151	SHIP TO: Bayou Companies, LLC New Iberia, LA

COST ACCT. DISTRIBUTION: CT Seg 2 - Acct 1098
CONTACT/PHONE NO: April Schatte (713) 961-5858	SHIPPING TERMS: See Below	SHIPPING METHOD: Ocean Frt.	PAYMENT TERMS: Installment Terms	FINAL SHIPPING POINT:	PROMISE SHIP DATE: 6/30/2007

LINE	QTY	U/M	PART #DESCRIPTION	TAG	#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION
1.001	2,880	FT	PHASE 1 PIPE					$275.28	$792,806.40
			Pipe, DSAW, 42" OD x 0.888" WT, API 5L-X70, 14- 16 Mil FBE Outer coating w/40 mils minimum overcoating, 1.5 mils internal flow coating, per the specifications referenced in Notes, nominal joint length 40'

			The following is a breakout of unit cost per foot:

			Bare Pipe: $205.08
			FBE & ARO Coating: $33.33
			ID Lining $6.72
			FRT. New Iberia: $30.15
								GRAND TOTAL:	CONTINUED

/s/ April Schatte	SIGNATURE: /s/ R. Keith Teague	Date: 1/17/2007

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00
Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100	M.R. #:	Field MR#
Houston, TX 77002	DATE ORDERED: 7/31/2006
	REVISION ORDER NO. 51525-Pipe-003-01	Date: 1/17/2007
PAGE 2 OF 13

LINE	QTY	U/M	PART # DESCRIPTION	TAG#	REFERENCE	AREA/ LOC.	UNIT PRICE	EXTENSION
1.002	3,600	FT	PHASE 1 PIPE				$257.48	$926,928.00
			Pipe, DSAW, 42" OD x 0.888" WT, API 5L-X70, 14 - 16 Mil FBE Outer coating, 1.5 mils internal flow coating, per the specifications referenced in Notes, nominal joint length 40'

			The following is a breakout of unit cost per foot:

			Bare Pipe: $205.08
			FBE Coating: $15.53
			ID Lining $6.72
			FRT. New Iberia: $30.15

1.003	360	FT	PHASE 1 PIPE				$236.69	$85,208.40
			Pipe, DSAW, 42" OD x 0.888" WT, API 5L-X70, Bare Pipe, per the specifications referenced in Notes, in Notes, nominal joint length 40'

			The following is a breakout of unit cost per foot:

			Bare Pipe: $205.08
			FRT. New Iberia: $31.61
							GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00
Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100	M.R. #:	Field MR#
Houston, TX 77002	DATE ORDERED: 7/31/2006
	REVISION ORDER NO. 51525-Pipe-003-01	Date: 1/17/2007
PAGE 3 OF 13

LINE	QTY	U/M	PART # DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION
2.001	3,200	FT	PHASE 1 PIPE				$263.17	$842,144.00
			Pipe, DSAW, 42" OD x 0.864 WT, API 5L-X70, 14 - 16 Mil FBE Outer coating w/40 mils minimum overcoating, 1.5 mils internal flow coating, per the specifications referenced in Notes, nominal joint length 40'

			The following is a breakout of unit cost per foot:

			Bare Pipe: $199.66
			FBE & ARO Coating: $27.44
			ID Lining $6.72
			FRT. New Iberia: $29.35

2.002	1,200	FT	PHASE 1 PIPE				$251.09	$301,308.00
			Pipe, DSAW, 42" OD x 0.864" WT, API 5L-X70, 14 - 16 Mil FBE Outer coating, 1.5 mils internal flow coating, per the specifications referenced in Notes, nominal joint length 40'

			The following is a breakout of unit cost per foot:

			Bare Pipe: $199.66
			FBE Coating: $15.36
			ID Lining $6.72
			FRT. New Iberia: $29.35

2.003	800	FT	PHASE 1 PIPE				$230.43	$184,344.00
			Pipe, DSAW, 42" OD x 0.864" WT, API 5L-X70, Bare Pipe, per the specifications referenced in Notes, in Notes, nominal joint length 40'

			The following is a breakout of unit cost per foot:

			Bare Pipe: $199.66
			FRT. New Iberia: $30.77				GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00
Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100	M.R. #:	Field MR#
Houston, TX 77002	DATE ORDERED: 7/31/2006
	REVISION ORDER NO. 51525-Pipe-003-01	Date: 1/17/2007
PAGE 4 OF 13

LINE	QTY	U/M	PART # DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION
3.000	246,600	FT	PHASE 2 PIPE				$184.36	$45,463,176.00
			Pipe, DSAW, 42" OD x 0.600" WT, API 5L-X70, 14 - 16 Mil FBE Outer coating, 1.5 mils internal flow coating, per the specifications referenced in Notes, nominal joint length 40'

			The following is a breakout of unit cost per foot:

			Bare Pipe: $140.74
			FBE Coating: $ 15.06
			ID Lining $ 6.72
			FRT. New Iberia: $ 21.84

4.000	800	FT	PHASE 2 PIPE				$163.57	$130,856.00
			Pipe, DSAW, 42" OD x 0.600" WT, API 5L-X70, Bare Pipe, per the specifications referenced in Notes, in Notes, nominal joint length 40'

			The following is a breakout of unit cost per foot:

			Bare Pipe: $140.74
			FRT. New Iberia: $ 22.83
							GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00
Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100	M.R. #:	Field MR#
Houston, TX 77002	DATE ORDERED: 7/31/2006
	REVISION ORDER NO. 51525-Pipe-003-01	Date: 1/17/2007
PAGE 5 OF 13

LINE	QTY	U/M	PART # DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION
5.001	23,940	FT	PHASE 1 PIPE				$213.44	$5,109,753.60
			Pipe, DSAW, 42" OD x 0.720" WT, API 5L-X70, 14 - 16 Mil FBE Outer coating, 1.5 mils internal flow coating, per the specifications referenced in Notes, nominal joint length 40'

			The following is a breakout of unit cost per foot:

			Bare Pipe: $166.97
			FBE Coating: $ 15.21
			ID Lining $ 6.72
			FRT. New Iberia: $ 24.54

5.002	200	FT	PHASE 1 PIPE				$192.70	$38,540.00
			Pipe, DSAW, 42" OD x 0.720" WT, API 5L-X70, Bare Pipe, per the specifications referenced in Notes, in Notes, nominal joint length 40'

			The following is a breakout of unit cost per foot:

			Bare Pipe: $166.97
			FRT. New Iberia: $ 25.73
							GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00
Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100	M.R. #:	Field MR#
Houston, TX 77002	DATE ORDERED: 7/31/2006
	REVISION ORDER NO. 51525-Pipe-003-01	Date: 1/17/2007
PAGE 6 OF 13

LINE	QTY	U/M	PART # DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION
6.001	23,280	FT	PHASE 2 PIPE				$216.46	$5,039,188.80
			Pipe, DSAW, 42" OD x 0.720" WT, API 5L-X70, 14 - 16 Mil FBE Outer coating w/40 mils minimum overcoating, 1.5 mils internal flow coating, per the specifications referenced in Notes, nominal joint length 40'

			The following is a breakout of unit cost per foot:

			FBE & ARO Coating: $168.40
			FBE Coating: $15.21
			ID Lining $6.72
			FRT. New Iberia: $26.13

6.002	28,040	FT	PHASE 2 PIPE				$234.58	$6,577,623.20
			Pipe, DSAW, 42" OD x 0.720" WT, API 5L-X70, 14 - 16 Mil FBE Outer coating, 1.5 mils internal flow coating, per the specifications referenced in Notes, nominal joint length 40'

			The following is a breakout of unit cost per foot:

			Bare Pipe: $168.40
			FBE & ARO Coating: $33.33
			ID Lining $6.72
			FRT. New Iberia: $26.13

6.003	440	FT	PHASE 2 PIPE				$195.72	$86,116.80
			Pipe, DSAW, 42" OD x 0.720" WT, API 5L-X70, Bare Pipe, per the specifications referenced in Notes, in Notes, nominal joint length 40'

			The following is a breakout of unit cost per foot:

			Bare Pipe: $168.40
			FRT. New Iberia: $27.32				GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00
Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100	M.R. #:	Field MR#
Houston, TX 77002	DATE ORDERED: 7/31/2006
	REVISION ORDER NO. 51525-Pipe-003-01	Date: 1/17/2007
PAGE 7 OF 13

LINE	QTY	U/M	PART # DESCRIPTION		TAG#	REFERENCE	AREA/ LOC.	UNIT PRICE	EXTENSION
7.001	4,600	FT	PHASE 2 PIPE					$272.67	$1,254,282.00
			Pipe, DSAW, 42" OD x 0.864 WT, API 5L-X70, 14 - 16 Mil FBE Outer coating w/40 mils minimum overcoating, 1.5 mils internal flow coating, per the specifications referenced in Notes, nominal joint length 40'

			The following is a breakout of unit cost per foot:

			Bare Pipe:	$201.38
			FBE & ARO Coating:	$33.33
			ID Lining	$6.72
			FRT. New Iberia:	$31.24

7.002	1,400	FT	PHASE 2 PIPE					$254.70	$356,580.00
			Pipe, DSAW, 42" OD x 0.864" WT, API 5L-X70, 14 - 16 Mil FBE Outer coating, 1.5 mils internal flow coating, per the specifications referenced in Notes, nominal joint length 40'

			The following is a breakout of unit cost per foot:

			Bare Pipe:	$201.38
			FBE Coating:	$15.36
			ID Lining	$6.72
			FRT. New Iberia:	$31.24

7.003	800	FT	PHASE 2 PIPE					$234.04	$187,232.00
			Pipe, DSAW, 42" OD x 0.864" WT, API 5L-X70, Bare Pipe, per the specifications referenced in Notes, in Notes, nominal joint length 40'

			The following is a breakout of unit cost per foot:

			Bare Pipe:	$201.38
			FRT. New Iberia:	$32.66				GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00
Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100	M.R. #:	Field MR#
Houston, TX 77002	DATE ORDERED: 7/31/2006
	REVISION ORDER NO. 51525-Pipe-003-01	Date: 1/17/2007
PAGE 8 OF 13

LINE	QTY	U/M	PART # DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION
Notes to Seller:
1. Pipe shall be manufactured in accordance and shall comply with the following Buyer specifications which are incorporated into this Purchase Order by reference:

(a) API 5L X70 and Specification 51520-P-003, Submerged Arc Welded Line Pipe Longitudinal Seam, Rev. 0 dated 02/24/06,

(b) Specification 51520-P-020, Yard Applied Pipe Coating, Rev. 0 dated 02/27/06,

(c) Specification 51520-P-021, Internal Coating of Line Pipe, Rev. 0 dated 02/27/06,

(d) Specification 51520-P-050, Handling, Storage and Shipping of Pipe, Rev. 0 dated 03/01/06, and

(e) Technical Evaluation for Pipe and Coating, Document 51520-TE-001 Rev. 5 dated June 14, 2006. Longitudinal Seam, Rev. 0 dated 02/24/06,

2.      Pipe shall be produced in Seller's pipe mill located in Taranto, Italy, and coated by its subcontractor, Bayou Companies, at their facility in New Iberia, Louisiana. Pre-production meetings are tentatively scheduled for late September 2006 in Taranto and New Iberia.

							GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00
Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100	M.R. #:	Field MR#
Houston, TX 77002	DATE ORDERED: 7/31/2006
	REVISION ORDER NO. 51525-Pipe-003-01	Date: 1/17/2007
PAGE 9 OF 13

LINE	QTY	U/M	PART # DESCRIPTION	TAG#	REFERENCE	AREA/ LOC.	UNIT PRICE	EXTENSION
3. Pipe shall be produced in lots in accordance with the following production and delivery schedule:

Lot 1: Shall consist of Items 2.001, 2.002 & 2.003, and shall be produced March 1, 2007, through April 15, 2007, and delivered by June 30, 2007.

Lot 2: Shall consist of Items 1.001, 1.002 & 1.003, be produced April 15, 2007, through April 30, 2007, and delivered by July 15, 2007.

Lot 3: Shall consist of Items 5.001 & 5.002, be produced May 1, 2007, through May 15, 2007, and delivered by August 15, 2007.

Lots 4 to 5: Shall consist of ALL PHASE 2 PIPE, including Items 3.000, 4.000, 6.001 6.002, 6.003, 7.001, 7.002, and 7.003, and shall be produced in lots of approximately 20,000 tons per month BEGINNING NO EARLIER than December 1, 2007. All pipe for Lots 4 &5 shall be delivered by August 15, 2008.

4. In the event Buyer terminates this Purchase Order for convenience in accordance with Section 15 of Buyer's Standard Terms and Conditions, Buyer shall pay Seller the following cancellation charges, which charges shall apply on a per lot basis unless otherwise noted:

(a) After the parties' execution of this Purchase Order but

							GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00
Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100	M.R. #:	Field MR#
Houston, TX 77002	DATE ORDERED: 7/31/2006
	REVISION ORDER NO. 51525-Pipe-003-01	Date: 1/17/2007
PAGE 10 OF 13

LINE	QTY	U/M	PART # DESCRIPTION		TAG#	REFERENCE	AREA/ LOC.	UNIT PRICE	EXTENSION
			before steel pouring of Lot 1:	$500,000 flat fee*

			(b) After steel pouring but before plate rolling:	40% of FOB (Taranto, Italy) bare pipe value

			(c) After plate rolling but before pipe forming:	70% of FOB (Taranto, Italy) bare pipe value

			(d) After pipe forming but before pipe shipment:	100% of FOB (Taranto, Italy) bare pipe value

			(e) After shipment of the lot:	Cancellation not accepted

*Such charges shall only apply on a one time basis.

5. Seller shall invoice Buyer based on the following payment methods which payments shall apply on a per lot basis:

Payment 1: Milestone payment of 100% of DDP bare pipe value New Iberia, Louisiana upon tendering of such pipe for shipment and issuance of a bill of lading therefore.

     Payment 2: Earned value progress payments on a monthly basis for coating services completed the previous month and upon submission to Buyer of the tally list of footage completed, provided that prior to final payment being due hereunder for such lot, Seller shall provide copies of mill test records to Buyer.

Buyer shall make payments of all undisputed amounts via wire transfer within thirty (30) days from receipt of an invoice submitted in

								GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00
Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100	M.R. #:	Field MR#
Houston, TX 77002	DATE ORDERED: 7/31/2006
	REVISION ORDER NO. 51525-Pipe-003-01	Date: 1/17/2007
PAGE 11 OF 13

LINE	QTY	U/M	PART # DESCRIPTION	TAG#	REFERENCE	AREA/ LOC.	UNIT PRICE	EXTENSION
accordance with this Purchase Order, including all documentation supporting provision of the goods and services.

6.  Buyer shall deliver to Seller two (2) standby letters of credit issued from HSBC Bank USA, naming Seller as beneficiary, as follows: (1) the first letter of credit shall be issued in the form of Attachment B in the amount of fifty percent (50%) of the Purchase Order price for Lots 1, 2 and 3 and shall delivered to Seller within ten (10) days following execution of this Purchase Order, and (2) the second letter of credit shall be issued in the form of Attachment C in the amount of fifty percent (50%) of of the Purchase Order price for Lots 4 and 5 and shall be delivered to Seller the later of December 1, 2007 or commencement of steel pouring for either Lot 4 or Lot 5. Seller shall have the right to draw down on or collect against the applicable letter of credit upon Seller's demand in the event of the following: (a) Buyer's failure to pay undisputed amounts for the applicable Lots, (b) Buyer has received at least five (5) days written notice from Seller stating Seller's intent to draw against the applicable letter of credit and the amount to be drawn, and (c) Buyer has failed to cure such failure to pay within such five (5) day period. The amount drawn on the applicable Letter of Credit shall not be greater than the amount that Seller, at the time of the drawing, reasonably estimates is owed under the Purchase Order for undisputed payments for the applicable Lots. Once the value of the goods and services paid by Buyer hereunder for such Lots exceeds the value of the applicable letter of credit, Seller shall, as a material obligation under this Purchase Order and immediately upon receipt of such payment, submit a notice of reduction to the issuing bank to reduce the amount of the applicable letter of credit by one hundred percent (100%) of any subsequent payment

							GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00
Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100	M.R. #:	Field MR#
Houston, TX 77002	DATE ORDERED: 7/31/2006
	REVISION ORDER NO. 51525-Pipe-003-01	Date: 1/17/2007
PAGE 12 OF 13

LINE	QTY	U/M	PART # DESCRIPTION	TAG#	REFERENCE	AREA/ LOC.	UNIT PRICE	EXTENSION

         by Buyer hereunder for such Lots. Seller shall attach a copy of an electronic funds transfer transmittal to the notice of reduction, evidencing the amount of the subsequent payment and the corresponding applicable reduction. In the event Seller fails to submit a notice of reduction to the issuing bank in accordance with this paragraph: (i) no further payments shall become due under this Purchase Order until such non-compliance is cured and (ii) Buyer may seek and obtain specific performance or interlocutory mandatory injunctive relief therefore in an appropriate court of jurisdiction without the posting of a bond; it being agreed by Seller that such relief may be necessary to avoid irreparable harm to Buyer.

7. All prices are in U.S. dollars.

8.      Delivery Terms are DDP New Iberia, Louisiana, loaded on Buyer's trucks at Bayou Companies (after coating has been applied to pipe). Freight associated with 2008 deliveries (Lots 3.000, 4.000, 6.001, 6.002, 6.003, 7.001, 7.002 & &.003) is estimated and must be confirmed closer to time of shipment.

9. Seller data, invoices and notices should reference the Purchase Order Number and be sent to the following address:

Cheniere Creole Trail Pipeline Company, L.P. Attn: Keith Teague (713) 265-0228 717 Texas Avenue, Suite 3100 Houston, TX 77002

							GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00
Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100	M.R. #:	Field MR#
Houston, TX 77002	DATE ORDERED: 7/31/2006
	REVISION ORDER NO. 51525-Pipe-003-01	Date: 1/17/2007
PAGE 13 OF 13

LINE	QTY	U/M	PART # DESCRIPTION	TAG#	REFERENCE	AREA/ LOC.	UNIT PRICE	EXTENSION
			10. Buyer's Standard Terms and Conditions are attached and shall apply to this Purchase Order and are incorporated herein by reference.

			11. This is a confirming Purchase Order by Keith Teague to April Schatte.

						ORDER TOTAL (USD):		$67,376,087.20

						TAX (USD):		$—
						GRAND TOTAL (USD):		$67,376,087.20